Exhibit 10.6

EXECUTION VERSION

SECOND LIEN SECURITY AGREEMENT

By

DYNACAST INTERNATIONAL LLC and

DYNACAST FINANCE INC.,

as Issuers

and

THE GUARANTORS PARTY HERETO

in favor of

UNION BANK, N.A.,

as Second Lien Collateral Agent

Dated as of July 19, 2011

TABLE OF CONTENTS

		Page
PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	DEFINITIONS	2
SECTION 1.2.	INTERPRETATION	11
SECTION 1.3.	RESOLUTION OF DRAFTING AMBIGUITIES	11
SECTION 1.4.	PERFECTION CERTIFICATE	11

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	GRANT OF SECURITY INTEREST	12
SECTION 2.2.	FILINGS	13
SECTION 2.3.	SECOND PRIORITY NATURE OF LIENS	14

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1.	DELIVERY OF CERTIFICATED SECURITIES COLLATERAL	15
SECTION 3.2.	PERFECTION OF UNCERTIFICATED SECURITIES COLLATERAL	16
SECTION 3.3.	FINANCING STATEMENTS AND OTHER FILINGS; MAINTENANCE OF PERFECTED SECURITY INTEREST	16
SECTION 3.4.	OTHER ACTIONS	17
SECTION 3.5.	JOINDER OF ADDITIONAL GUARANTORS	20
SECTION 3.6.	SUPPLEMENTS; FURTHER ASSURANCES	21

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		Page
ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	TITLE	22
SECTION 4.2.	VALIDITY OF SECURITY INTEREST	22
SECTION 4.3.	DEFENSE OF CLAIMS; TRANSFERABILITY OF PLEDGED COLLATERAL	22
SECTION 4.4.	OTHER FINANCING STATEMENTS	22
SECTION 4.5.	LOCATION OF INVENTORY AND EQUIPMENT	23
SECTION 4.6.	DUE AUTHORIZATION AND ISSUANCE	23
SECTION 4.7.	CONSENTS, ETC.	23
SECTION 4.8.	PLEDGED COLLATERAL	23
SECTION 4.9.	INSURANCE	23
SECTION 4.10.	NOTICE OF CHANGES	24

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	PLEDGE OF ADDITIONAL SECURITIES COLLATERAL	24
SECTION 5.2.	VOTING RIGHTS; DISTRIBUTIONS; ETC.	24
SECTION 5.3.	DEFAULTS, ETC.	26
SECTION 5.4.	CERTAIN AGREEMENTS OF PLEDGORS AS ISSUERS AND HOLDERS OF EQUITY INTERESTS	26

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1.	GRANT OF INTELLECTUAL PROPERTY LICENSE	27
SECTION 6.2.	PROTECTION OF SECOND LIEN COLLATERAL AGENT’S SECURITY	27
SECTION 6.3.	AFTER-ACQUIRED PROPERTY	28
SECTION 6.4.	LITIGATION	28

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	MAINTENANCE OF RECORDS	29
SECTION 7.2.	LEGEND	29
SECTION 7.3.	MODIFICATION OF TERMS, ETC.	29

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EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
EXHIBIT 7	Form of Additional Pari Passu Joinder Agreement

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SECOND LIEN SECURITY AGREEMENT

This SECOND LIEN SECURITY AGREEMENT dated as of July 19, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by DYNACAST INTERNATIONAL LLC, a Delaware limited liability company (the “Company”), DYNACAST FINANCE INC., a Delaware corporation (the “Co-Issuer”, and together with the Company, the “Issuers”), and the Guarantors from to time to time party hereto (the “Guarantors”), as pledgors, assignors and debtors (the Issuers, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of UNION BANK, N.A., in its capacity as collateral agent pursuant to the Indenture (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Second Lien Collateral Agent”).

R E C I T A L S :

A. The Pledgors have, in connection with the execution and delivery of this Agreement, entered into an Indenture (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), dated as of July 19, 2011, with the Second Lien Collateral Agent and Union Bank, N.A., as trustee (the “Trustee”), whereby the Issuers are issuing $350,000,000 aggregate principal amount of their 9.25% Senior Secured Second Lien Notes due 2019 (the “Initial Notes”, and together with any Additional Notes, the “Notes”).

B. From time to time after the date hereof, the Issuers may, subject to the terms and conditions of the Indenture and the Security Documents, incur Other Second Lien Obligations (as defined in the Indenture) that the Issuers desire to secure by the Collateral on a pari passu basis with the Notes.

C. Each Guarantor has, pursuant to the Indenture, among other thing, unconditionally guaranteed the Secured Obligations (as hereinafter defined).

D. The Issuers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and each is, therefore, willing to enter into this Agreement.

E. This Agreement is given by each Pledgor in favor of the Second Lien Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

F. It is a condition to the issuance of the Notes that each Pledgor execute and deliver the applicable Security Documents, including this Agreement.

G. To secure the Obligations under the Senior Credit Agreement, the Company and the Guarantors are concurrently granting to the First Lien Collateral Agent (as defined in the Indenture) for the benefit of the First Lien Secured Parties (as defined in the Indenture), a first priority security interest in the Collateral, it being understood that the relative rights and priorities of all such grantees and the Second Lien Collateral Agent and Secured Parties are governed by the Intercreditor Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Second Lien Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions.

(a) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b) Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.

(c) The following terms shall have the following meanings:

“Account Debtor” shall mean each Person who is obligated on a Receivable or Supporting Obligation related thereto.

“Acquisition Documents” shall mean the collective reference to the Acquisition Agreement and the other documents listed on Schedule 3.21 to the Senior Credit Agreement.

“Additional Pari Passu Agent” shall mean the Person appointed to act as trustee, agent or representative for the holders of Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement.

“Additional Pari Passu Agreement” shall mean the indenture, credit agreement or other agreement under which any Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments representing such Additional Pari Passu Obligations.

“Additional Pari Passu Debt Documents” shall mean any document or instrument executed and delivered with respect to any Additional Pari Passu Obligations.

“Additional Pari Passu Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 7 hereto.

“Additional Pari Passu Obligations” shall have the meaning assigned to such term in Section 11.14 hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Co-Issuer” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Second Lien Collateral Agent establishing the Second Lien Collateral Agent’s Control with respect to any Commodity Account.

“Contracts” shall mean, collectively, with respect to each Pledgor, the Acquisition Documents, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Commodity Account Control Agreements.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Default” shall mean a “Default” under (and as such term is defined in) the Indenture or under any Additional Pari Passu Agreement, as applicable.

“Deposit Account Control Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Second Lien Collateral Agent establishing the Second Lien Collateral Agent’s Control with respect to any Deposit Account.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Event of Default” shall mean an “Event of Default” under (and as such term is defined in) the Indenture or under any Additional Pari Passu Agreement, as applicable.

“Excluded Property” shall mean

(a) any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any Requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Second Lien Collateral Agent (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including Bankruptcy Law) or principles of equity);

(b) assets owned by any Pledgor on the date hereof or hereafter acquired and any proceeds thereof that are subject to a Lien securing a Purchase Money Obligation or Capitalized Lease Obligation permitted to be incurred pursuant to the provisions of the Indenture to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capitalized Lease Obligation) validly prohibits the creation of any other Lien on such assets and proceeds;

(c) any property of a Person existing at the time such Person is acquired by or merged with or into or consolidated with any Pledgor that is subject to a Lien permitted by Section 4.12 of the Indenture to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property;

(d) any Equity Interests of a Foreign Subsidiary; provided that this clause (d) shall not apply to (A) Voting Stock of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) representing 66% of the total voting power of all outstanding Voting Stock of such Subsidiary and (B) 100% of the Equity Interests not constituting Voting Stock of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as Voting Stock for purposes of this clause (d);

(e) any intent-to-use trademark application to the extent and for so long as creation by a Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein;

(f) subject to the third and fourth paragraphs of Section 2.1, any Equity Interests of any Subsidiary of the Company to the extent necessary for such Subsidiary not to be subject to any requirement pursuant to Rule 3-16 or Rule 3-10 of Regulation S-X under the Exchange Act, due to the fact that such Subsidiary’s Equity Interests secures the Notes or Guarantees, to file separate financial statements with the Securities and Exchange Commission (or any other governmental agency); and

(g) any asset, including, without limitation, accounts receivable and proceeds of inventory, of any kind, to the extent that (i) such asset is sold (or intended to be sold) to a Receivables Subsidiary pursuant to a Qualified Receivables Transaction and (ii) such sale or intended sale is permitted by the Senior Credit Facility;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c), (d), (e) or (g) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a), (b), (c), (d), (e) or (g)).

“First Lien Security Agreement” shall mean that certain security agreement dated as of the date hereof among the Company as borrower under the Senior Credit Agreement, the guarantors party thereto and the First Lien Collateral Agent.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union, the European Central Bank or the Organisation for Economic Co-operation and Development).

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Indenture” shall have the meaning assigned to such term in Recital A hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 10 to the Perfection Certificate payable to such Pledgor and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Issue Date” shall mean July 19, 2011.

“Issuers” shall have the meaning assigned to such term in the Preamble hereof.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Material Adverse Effect” shall mean (a) a material adverse effect on the business, property, results of operations or condition, financial or otherwise, or material agreements of the Issuers and the Subsidiaries, taken as a whole; (b) material impairment of the ability of the Issuers and the Guarantors to fully and timely perform any of their material obligations under any Notes Document; (c) material impairment of the rights of or benefits or remedies available to the Holders or the Second Lien Collateral Agent under any Notes Document; or (d) a material adverse effect on the Collateral or the Liens in favor of the Second Lien Collateral Agent (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such Liens.

“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Pledged Collateral or Mortgaged Property or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.

“Mortgaged Property” shall have the meaning assigned to such term in the Mortgages (as such term is defined in the Senior Credit Agreement).

“Non-Controlled Deposit Accounts” shall mean (i) Deposit Accounts of any Pledgor used exclusively for payroll purposes, payroll taxes or withholding taxes, and (ii) any other Deposit Account of any Pledgor where the balance on deposit therein does not at any time exceed $100,000 (so long as the amount on deposit at any time in all such other Deposit Accounts of the Pledgors does not exceed $1,000,000 in the aggregate).

“Notes Obligations” shall have the meaning assigned to the term “Obligations” in the Indenture.

“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (v) in any other case, the functional equivalent of the foregoing.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Perfection Certificate” shall mean that certain perfection certificate dated July 19, 2011, executed and delivered by each Pledgor in favor of the Second Lien Collateral Agent for the benefit of the Secured Parties, and each other perfection certificate (which shall be in form and substance reasonably acceptable to the Second Lien Collateral Agent) executed and delivered by the applicable Guarantor in favor of the Second Lien Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Indenture or upon the request of the Second Lien Collateral Agent.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedules 9(a) and 9(b) to the Perfection Certificate as being owned directly by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests, in each case other than any Excluded Property described in clause (d) of the definition thereof.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness (including Capitalized Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any property (including Equity Interests of any Person) or the cost of installation, construction or improvement of any property and any refinancing thereof; provided, however, that (i) such Indebtedness is incurred within one year after such acquisition, installation, construction or improvement of such property by such Person and (ii) the amount of such Indebtedness does not exceed 100% of the cost of such acquisition, installation, construction or improvement, as the case may be.

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Second Lien Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Secured Obligations” shall mean (i) the Notes Obligations and (ii) if any Additional Pari Passu Obligations are incurred, all obligations, liabilities and indebtedness (including, without limitation, principal, premium, if any, and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not such claim for post-petition interest is allowed in any such proceeding)) owing to any holder of Additional Pari Passu Obligations (that has been designated as Additional Pari Passu Obligations pursuant to Section 11.14) under any Additional Pari Passu Agreement; provided that no obligations in respect of Additional Pari Passu Debt Documents (other than Additional Notes) shall constitute “Secured Obligations” unless the Additional Pari Passu Agent for the holders of such Additional Pari Passu Obligations has executed an Additional Pari Passu Joinder Agreement in the form of Exhibit 7 hereto.

“Secured Parties” shall mean, collectively, the Second Lien Collateral Agent, the Holders of the Notes, the Trustee, each Additional Pari Passu Agent that has executed an Additional Pari Passu Joinder Agreement in the form of Exhibit 7 hereto, and each holder of Additional Pari Passu Obligations that constitute Secured Obligations.

“Securities Account Control Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Second Lien Collateral Agent establishing the Second Lien Collateral Agent’s Control with respect to any Securities Account.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locators (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Second Lien Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2. Interpretation. The rules of interpretation specified in the Indenture (including Section 1.04 thereof) shall be applicable to this Agreement.

SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Second Lien Collateral Agent) shall not be employed in the interpretation hereof.

SECTION 1.4. Perfection Certificate. The Second Lien Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Second Lien Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all Intellectual Property Collateral;

(viii)	the Commercial Tort Claims described on Schedule 12 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)	to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property and (i) the Pledgors shall from time to time at the request of the Second Lien Collateral Agent give written notice to the Second Lien Collateral Agent identifying in reasonable detail the Excluded Property and shall provide to the Second Lien Collateral Agent such other information regarding the Excluded Property as the Second Lien Collateral Agent may reasonably request and (ii) from and after the Issue Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, license or agreement a provision that would prohibit the creation of a Lien on such permit, license or agreement in favor of the Second Lien Collateral Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

In addition, notwithstanding anything herein to the contrary, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Pledgor that is a Subsidiary of the Company due to the fact that such Pledgor’s Equity Interests or other securities of such Pledgor secure the Notes Obligations and/or Additional Pari Passu Obligations affected thereby, then the Equity Interests and such other securities of such Pledgor will automatically be deemed not to be part of the Pledged Collateral securing the Notes Obligations and/or Additional Pari Passu Obligations affected thereby but only to the extent necessary to not be subject to such requirement, only for so long as required to not be subject to such requirement and only with respect to Secured Obligations affected thereby.

In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Pledgor’s Equity Interests and other securities to secure the Notes Obligations and/or Additional Pari Passu Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Pledgor, then the Equity Interests and other securities of such Pledgor will automatically be deemed to be a part of the Pledged Collateral for the relevant Notes Obligations and/or Additional Pari Passu Obligations but only to the extent necessary to not be subject to any such financial statement requirement.

SECTION 2.2. Filings.

(a) Each Pledgor hereby irrevocably authorizes the Second Lien Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such

Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the Real Property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Second Lien Collateral Agent promptly upon request by the Second Lien Collateral Agent.

(b) Each Pledgor hereby ratifies its authorization for the Second Lien Collateral Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.

(c) Each Pledgor hereby further authorizes the Second Lien Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Second Lien Collateral Agent, as secured party.

(d) Notwithstanding the foregoing authorizations, in no event shall the Second Lien Collateral Agent be obligated to prepare or file any financing statements whatsoever, or to maintain the perfection of the security interest granted hereunder. Each Pledgor agrees to prepare, record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Pledged Collateral now existing or hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the security interest of the Second Lien Collateral Agent in the Pledged Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Second Lien Collateral Agent. Neither the Trustee nor the Second Lien Collateral Agent shall be under any obligation whatsoever to file any such financing or continuation statements or to make any other filing under the UCC in connection with this Agreement.

SECTION 2.3. Second Priority Nature of Liens

Notwithstanding anything herein to the contrary, the lien and security interest created by this Agreement on the property described herein is junior and subordinate, in accordance with the provisions of the Intercreditor Agreement, dated as of July 19, 2011, among JPMorgan Chase Bank, N.A., in its capacity as First Lien Collateral Agent, Union Bank, N.A., in its capacity as Second Lien Agent, the Issuers and the other Pledgors referred to therein, as amended from time to time, to the lien and security interest on such property created by any First Lien Loan Documents now or hereafter granted to the First Lien Collateral Agent in such property.

In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the Discharge of First Lien Obligations, the requirements of this Agreement to deliver Pledged Collateral and any certificates, securities, instruments or Documents in relation thereto to the Second Lien Collateral Agent shall be deemed satisfied by delivery of such Pledged Collateral and such certificates, securities, instruments or Documents in relation thereto to the First Lien Collateral Agent (as bailee for the Second Lien Collateral Agent).

Each Pledgor agrees that, in the event any Pledgor, pursuant to the First Lien Security Agreement, takes any action to grant or perfect a Lien in favor of the First Lien Collateral Agent in any assets (other than assets described in clause (f) of the definition of Excluded Property), such Pledgor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of the Second Lien Collateral Agent to secure the Secured Obligations without request of the Second Lien Collateral Agent, including with respect to any property and Real Property in which the First Lien Collateral Agent directs a Pledgor, pursuant to the terms of the First Lien Loan Documents, to grant or perfect a Lien or take such other action under the First Lien Security Agreement. For purposes of Section 2.3(c) of the Intercreditor Agreement and for the avoidance of doubt, each Pledgor grants to the First Lien Collateral Agent (as defined in the Intercreditor Agreement) for the benefit of the Second Lien Collateral Agent and the other Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, a continuing security interest in the Deposit Accounts.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Second Lien Collateral Agent or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Second Lien Collateral Agent has a perfected security interest therein, subject only to Liens in favor of the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties, and nonconsensual Permitted Liens. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five Business Days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Second Lien Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the

Second Lien Collateral Agent. The Second Lien Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Second Lien Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Second Lien Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Second Lien Collateral Agent has a perfected security interest (subject only to Liens in favor of the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties, and nonconsensual Permitted Liens) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) if necessary or desirable to perfect a security interest in such Pledged Securities, cause the issuer to execute and deliver to the Second Lien Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Second Lien Collateral Agent, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Second Lien Collateral Agent the right to transfer such Pledged Securities under the terms hereof, (iii) upon request by the Second Lien Collateral Agent, provide to the Second Lien Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Second Lien Collateral Agent, confirming such pledge and perfection thereof, and (iv) after the occurrence and during the continuance of any Event of Default, upon request by the Second Lien Collateral Agent, (A) cause the Organizational Documents of each such issuer that is a Subsidiary of the parent to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Second Lien Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Second Lien Collateral Agent in respect of the Pledged Collateral have been delivered to the Second Lien Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, to the extent perfection may be accomplished by any such filing. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected security interest subject only to Permitted Liens and file all UCC-3 continuations statements necessary to continue the perfection of the security interest created by this Agreement.

SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Second Lien Collateral Agent to enforce, the Second Lien Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Second Lien Collateral Agent or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Second Lien Collateral Agent exceeds $1,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within five Business Days after receipt thereof) endorse, assign and deliver the same to the Second Lien Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Second Lien Collateral Agent may from time to time specify.

(b) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 13 to the Perfection Certificate. The Second Lien Collateral Agent has a security interest in each such Deposit Account, which security interest (except with respect to Non-Controlled Deposit Accounts) is perfected by Control. No Pledgor shall hereafter establish and maintain any Deposit Account unless (1) it shall have given the Second Lien Collateral Agent five Business Days’ prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Second Lien Collateral Agent and (3) except with respect to any Non-Controlled Deposit Account, such Bank and such Pledgor shall have duly executed and delivered to the Second Lien Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account. The Second Lien Collateral Agent agrees with each Pledgor that the Second Lien Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. Each Pledgor agrees that once the Second Lien Collateral Agent sends an instruction or notice to a Bank exercising its exclusive Control over any Deposit Account such Pledgor shall not give any instructions or orders with respect to such Deposit Account including, without limitation, instructions for distribution or transfer of any funds in such Deposit Account. No Pledgor shall grant Control of any Deposit Account to any Person other than the Second Lien Collateral Agent and the First Lien Collateral Agent, which such relationship shall be governed by the terms of the Intercreditor Agreement.

(c) Securities Accounts and Commodity Accounts. (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 13 to the Perfection Certificate. The Second Lien Collateral Agent has a security interest (subject only to Permitted Liens) in each such Securities Account and Commodity Account, which security interest is perfected by Control. No Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) it shall have given the Second Lien Collateral Agent five Business Days’ prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Second Lien Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. The Second Lien Collateral Agent agrees with each Pledgor that the Second Lien Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any investment, withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. Each Pledgor agrees that once the Second Lien Collateral Agent sends an instruction or notice to a Securities Intermediary or Commodity Intermediary exercising its exclusive Control over any Securities Account and Commodity Account such Pledgor shall not give any instructions or orders with respect to such Securities Account and Commodity Account including, without limitation, instructions for investment, distribution or transfer of any Investment Property or financial asset maintained in such Securities Account or Commodity Account. No Pledgor shall grant Control over any Investment Property to any Person other than the Second Lien Collateral Agent and, subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent.

(ii) As between the Second Lien Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and, subject to Section 9-207 of the UCC and other applicable law, the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Second Lien Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other Person.

(d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 10 to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Second Lien Collateral Agent thereof and shall take such action as the Second Lien Collateral Agent may reasonably request to vest in the Second Lien Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Second Lien Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $1,000,000 in the aggregate for all Pledgors. The Second Lien Collateral Agent agrees with such Pledgor that the Second Lien Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Second Lien Collateral Agent and so long as such procedures will not result in the Second Lien Collateral Agent’s loss of control, for such Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Second Lien Collateral Agent thereof and such Pledgor shall, at the request of the Second Lien Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Second Lien Collateral Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Second Lien Collateral Agent (or, subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent) of the proceeds of any drawing under the Letter of Credit or (ii) to the extent permitted by the terms of such Letter of Credit, arrange for the Second Lien Collateral Agent (or, subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent) to become the transferee beneficiary of such Letter of Credit, with the Second Lien Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Indenture (subject to the terms of the Intercreditor Agreement). The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed $1,000,000 in the aggregate for all Pledgors.

(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 12 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall promptly notify the Second Lien Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Second Lien Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Second Lien Collateral Agent. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Pledgor in which the Second Lien Collateral Agent does not have a security interest, does not exceed $1,000,000 in the aggregate for all Pledgors. At any time such requirement applies, the applicable Pledgor shall give notice thereof to the Second Lien Collateral Agent in accordance with Section 13.02 of the Indenture and the Second Lien Collateral Agent shall not be charged with any knowledge that such requirements are applicable unless such notice has been given.

(g) Motor Vehicles. Upon the request of the Second Lien Collateral Agent, each Pledgor shall deliver to the Second Lien Collateral Agent (or, subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent) originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Second Lien Collateral Agent (or, subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent) listed as lienholder therein. Such requirement shall not apply if any such motor vehicle (or any such other Equipment) is valued at less than $50,000; provided that the aggregate value of all motor vehicles (and such Equipment) as to which any Pledgor has not delivered a certificate of title or ownership is less than $1,000,000. At any time such requirement applies, the applicable Pledgor shall give notice thereof to the Second Lien Collateral Agent in accordance with Section 13.02 of the Indenture and the Second Lien Collateral Agent shall not be charged with any knowledge that such requirements are applicable unless such notice has been given.

SECTION 3.5. Joinder of Additional Guarantors. The Issuers shall cause each Subsidiary of the parent which, from time to time, after the date hereof shall be required to pledge any assets to the Second Lien Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture, to execute and deliver to the Second Lien Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created and, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Second Lien Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as necessary or as the Second Lien Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Second Lien Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Second Lien Collateral Agent’s security interest in the Pledged Collateral or permit the Second Lien Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Second Lien Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Second Lien Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Upon the occurrence and during the continuation of an Event of Default, each Pledgor, to the maximum extent permitted by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Pledged Collateral, the absolute sale of any of the Pledged Collateral or the possession thereof by any purchaser at any sale thereof, (ii) waives the benefit of all such laws and (iii) further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Second Lien Collateral Agent, but that it will permit the execution of every such power as though no such laws were in effect. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Second Lien Collateral Agent from time to time upon reasonable request by the Second Lien Collateral Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Second Lien Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Second Lien Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Second Lien Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1. Title. Except for the security interest granted to the Second Lien Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 4.12 of the Indenture.

SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Second Lien Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Second Lien Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.

SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Second Lien Collateral Agent and the priority thereof against all claims and demands of all Persons, at any time claiming any interest therein adverse to the Second Lien Collateral Agent or any other Secured Party other than Permitted Liens. There is no agreement, order, judgment or decree, and no Pledgor shall enter into any agreement or take any other action, that would (i) restrict the transferability of any of the Pledged Collateral (other than Permitted Liens) or (ii) otherwise impair or conflict with such Pledgor’s obligations or the rights of the Second Lien Collateral Agent hereunder, except as set forth in the Intercreditor Agreement.

SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the First Lien Collateral Agent or in favor of the Second Lien Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 8 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holders of the Permitted Liens.

SECTION 4.5. Location of Inventory and Equipment. It shall not move any Equipment or Inventory to any location, other than any location that is listed in the relevant Schedules to the Perfection Certificate, unless it shall have given the Second Lien Collateral Agent prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Second Lien Collateral Agent may request; provided that in no event shall any Equipment or Inventory of any Pledgor with a value in excess of $1,000,000 in the aggregate be moved to any location outside of the continental United States unless, pursuant to Section 3.6 hereof, all actions required by law (including any applicable local or foreign law) to perfect and maintain the validity, enforceability and priority of the Second Lien Collateral Agent’s security interest therein have been taken.

SECTION 4.6. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner, shareholder or a member of any issuer of the Pledged Securities.

SECTION 4.7. Consents, etc. In the event that the Second Lien Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Second Lien Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Second Lien Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8. Pledged Collateral . All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.

SECTION 4.9. Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Second Lien Collateral Agent has exercised its right to foreclose after an Event of Default, subject to the terms of the Intercreditor Agreement, such Net Proceeds shall be held in trust by such Pledgor for the benefit of the Second Lien Collateral Agent and immediately after receipt thereof shall be paid to the Second Lien Collateral Agent for application in accordance with the Indenture.

SECTION 4.10. Notice of Changes. No Pledgor shall effect any change in (i) its legal name, (ii) the location of its chief executive office, (iii) its identity or organizational structure, (iv) its Federal Taxpayer Identification Number or organizational identification number, if any, or (v) its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Second Lien Collateral Agent not less than 30 days’ prior written notice (in the form of an Officer’s Certificate), or such lesser notice period agreed to by the Second Lien Collateral Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Second Lien Collateral Agent may reasonably request and (B) it shall have taken all action reasonably necessary to maintain the perfection and priority of the security interest of the Second Lien Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral, if applicable.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Second Lien Collateral Agent and promptly (but in any event within five Business Days after receipt thereof) deliver to the Second Lien Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Second Lien Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Second Lien Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2. Voting Rights; Distributions; etc.

(a) Unless an Event of Default shall have occurred and be continuing and the Second Lien Collateral Agent has notified the applicable Pledgors pursuant to subsection (c) below:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture, any Additional Pari Passu Agreement or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture and any Additional Pari Passu Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Second Lien Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Second Lien Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five Business Days after receipt thereof) delivered to the Second Lien Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) Unless an Event of Default shall have occurred and be continuing and the Second Lien Collateral Agent has notified the applicable Pledgors pursuant to subsection (c) below, the Second Lien Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default and upon notice from the Second Lien Collateral Agent to the applicable Pledgors:

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and after the Discharge of First Lien Obligations all such rights shall thereupon become vested in the Second Lien Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and after the Discharge of First Lien Obligations all such rights shall thereupon become vested in the Second Lien Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Second Lien Collateral Agent appropriate instruments as the Second Lien Collateral Agent may reasonably request in order to permit the Second Lien Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and after the Discharge of First Lien Obligations to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Second Lien Collateral Agent, shall be segregated from other funds of such Pledgor and after the Discharge of First Lien Obligations shall immediately be paid over to the Second Lien Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3. Defaults, etc. Each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of or default under any other material provisions of any such agreement to which such Pledgor is a party, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Second Lien Collateral Agent or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent) which evidence any Pledged Securities of such Pledgor.

SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Second Lien Collateral Agent or its nominee and to the substitution of the Second Lien Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1. Grant of Intellectual Property License. For the purpose of enabling the Second Lien Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Second Lien Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Second Lien Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2. Protection of Second Lien Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Second Lien Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property Collateral as presently used and operated, except as shall be consistent with commercially reasonable business judgment, (iii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Second Lien Collateral Agent in writing of any event which could reasonably be expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Second Lien Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (v) not license any Material Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Material Intellectual Property Collateral or the Lien on and security interest in the Material Intellectual Property Collateral created therein hereby, without the consent of the Second Lien Collateral Agent, (vi) diligently keep adequate records respecting all Intellectual Property Collateral and (vii) furnish to the Second Lien Collateral Agent from time to time upon the Second Lien Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Second Lien Collateral Agent may from time to time reasonably request.

SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (e) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (and in any event within 60 days) provide to the Second Lien Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Second Lien Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Second Lien Collateral Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Second Lien Collateral Agent to modify this Agreement by amending Schedules 11(a) and 11(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Second Lien Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Second Lien Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Second Lien Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Second Lien Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Second Lien Collateral Agent for all reasonable costs and expenses incurred by the Second Lien Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 7.07 of the Indenture. In the event that the Second Lien Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Second Lien Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any Person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Second Lien Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Second Lien Collateral Agent (or, prior to the Discharge of First Lien Obligations, to the First Lien Collateral Agent with a copy thereof to the Second Lien Collateral Agent) or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, subject to the terms of the Intercreditor Agreement, the Second Lien Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or the Second Lien Collateral Agent’s security interest therein without the consent of any Pledgor.

SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Second Lien Collateral Agent and in form and manner reasonably satisfactory to the Second Lien Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been collaterally assigned to the Second Lien Collateral Agent for the benefit of the Secured Parties and that the Second Lien Collateral Agent has a security interest therein.

SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Second Lien Collateral Agent.

SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Second Lien Collateral Agent or any Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

TRANSFERS

SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Indenture and each Additional Pari Passu Agreement, if any.

ARTICLE IX

REMEDIES

SECTION 9.1. Remedies. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, and following receipt by the Second Lien Collateral Agent of instructions from the Secured Parties directing the Second Lien Collateral Agent to take remedies pursuant to the terms of the Indenture (including, without limitation, Section 6.05 thereof), the Second Lien Collateral Agent shall have the right but shall in no way be obligated to from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies, in each case to the extent permitted by applicable law:

(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Second Lien Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Second Lien Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Second Lien Collateral Agent;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Second Lien Collateral Agent at any place or places so designated by the Second Lien Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Second Lien Collateral Agent and therewith delivered to the Second Lien Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Second Lien Collateral Agent at such place or places pending further action by the Second Lien Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Second Lien Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral;

(viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Second Lien Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Second Lien Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Second Lien Collateral Agent may deem commercially reasonable, without assumption of any credit risk at any sale, it being agreed that the Second Lien Collateral Agent may be a purchaser on behalf of the other Secured Parties or on its own behalf at any such sale;

(ix) The Second Lien Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Second Lien Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Second Lien Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Second Lien Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Second Lien Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree; and

(x) Take any other action which the Second Lien Collateral Agent deems necessary or desirable to protect or realize upon its security interest in the Pledged Collateral or any part thereof.

Upon the occurrence and during the continuance of an Event of Default, the Second Lien Collateral Agent shall be the sole judge of the validity of any adverse claims, taxes, assessments, charges or encumbrances in respect of the Pledged Collateral, and the amount to be paid in satisfaction thereof, and of the necessity for, and time and manner of, performing any action authorized to be done herein, provided that the Second Lien Collateral Agent shall be under no obligation to perform any such acts or make any such payments.

SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Second Lien Collateral Agent’s taking possession or the Second Lien Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Second Lien Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Second Lien Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Second Lien Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4. Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Second Lien Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Second Lien Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Second Lien Collateral Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Second Lien Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Second Lien Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Second Lien Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, subject to the terms of the Intercreditor Agreement, at the reasonable request of the Second Lien Collateral Agent, for the benefit of the Second Lien Collateral Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Second Lien Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Second Lien Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Second Lien Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Second Lien Collateral Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not materially misleading.

(d) If the Second Lien Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Second Lien Collateral Agent all such information as the Second Lien Collateral Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Second Lien Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Second Lien Collateral Agent and the other Secured Parties, that the Second Lien Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

SECTION 9.5. No Waiver; Cumulative Remedies.

(a) No failure on the part of the Second Lien Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Second Lien Collateral Agent in exercising, any right, power, privilege, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Second Lien Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and in addition to every other right, power, privilege and remedy now or hereafter existing at law or in equity and are not exclusive of any rights or remedies provided by law or otherwise available. Resort to any or all security now or hereafter held by the Second Lien Collateral Agent may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both. No notice to or demand on a Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Second Lien Collateral Agent to take any other or further action in any circumstances without notice or demand.

(b) In the event that the Second Lien Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Second Lien Collateral Agent, then and in every such case, the Pledgors, the Second Lien Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Second Lien Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, upon the written demand of the Second Lien Collateral Agent, each Pledgor shall execute and deliver to the Second Lien Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Second Lien Collateral Agent, subject to the terms of the Intercreditor Agreement, each Pledgor shall make available to the Second Lien Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Second Lien Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such Persons shall be available to perform their prior functions on the Second Lien Collateral Agent’s behalf.

SECTION 9.7. Actions of Second Lien Collateral Agent. The Applicable Authorized Representative (as defined below) shall direct the Second Lien Collateral Agent in exercising any right, power, discretionary duty or other remedy available to the Second Lien Collateral Agent under this Agreement or any other Security Document and the other Secured Parties shall not have a right to take any actions with respect to the Collateral. If the Second Lien Collateral Agent shall not have received appropriate instruction within 10 days of a request therefor from the Applicable Authorized Representative (or such shorter period as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Secured Parties and the Second Lien Collateral Agent shall have no liability to any Person for such action or inaction. “Applicable Authorized Representative” shall mean (i) the Trustee so long as the Notes Obligations constitute Secured Obligations hereunder, and (ii) thereafter, the Second Lien Collateral Agent (or another designated representative acting at the direction of the holders of a majority of outstanding principal amount of the Notes and Other Second Lien Obligations).

SECTION 9.8. Marshalling. To the fullest extent permitted by applicable law, each Pledgor hereby agrees that it shall not invoke any law relating to the marshalling of Pledged Collateral which might cause delay in or impede the enforcement of the Second Lien Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the fullest extent permitted by applicable law, each Pledgor hereby irrevocably waives the benefits of all such laws.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1. Application of Proceeds. Subject to the provisions of the Intercreditor Agreement, the proceeds received by the Second Lien Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Second Lien Collateral Agent of its remedies shall be applied, together with any other sums then held by the Second Lien Collateral Agent pursuant to this Agreement, as follows:

(i)	first, to amounts owing to the holders of the First Lien Obligations until the Discharge of First Lien Obligations;

(ii)	second, to amounts owing to the Second Lien Collateral Agent in its capacity as such in accordance with the terms of the Indenture and to amounts owing to the Trustee in its capacity as such in accordance with the terms of the Indenture;

(iii)	third, to amounts owing to any Additional Pari Passu Agent in its capacity as such in accordance with the terms of the Additional Pari Passu Agreement to which it is a party;

(iv)	fourth, ratably to amounts owing to the holders of Secured Obligations in accordance with the terms of the Indenture and any Additional Pari Passu Agreements; and

(v)	fifth, to the Issuers and/or other Persons entitled thereto.

(b) In making the determination and allocations required by this Section 10.1, the Second Lien Collateral Agent may conclusively rely upon information supplied by the applicable Additional Pari Passu Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the applicable Additional Pari Passu Obligations and the Second Lien Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information.

(c) If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 10.1.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Concerning Second Lien Collateral Agent.

(a) The Second Lien Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The actions of the Second Lien Collateral Agent hereunder are subject to the provisions of the Indenture. The Second Lien Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture. The Second Lien Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Second Lien Collateral Agent may resign and a successor Second Lien Collateral Agent may be appointed in the manner provided in the Indenture and, as applicable, in the manner provided in each Additional Pari Passu Agreement. Upon the acceptance of any appointment as the

Second Lien Collateral Agent by a successor Second Lien Collateral Agent, that successor Second Lien Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Second Lien Collateral Agent under this Agreement, and the retiring Second Lien Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Second Lien Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Second Lien Collateral Agent.

(b) The Second Lien Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Second Lien Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being expressly agreed that neither the Second Lien Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Second Lien Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral or (iii) taking any action to protect against any diminution in value of the Pledged Collateral, but, in each case, upon the occurrence and during the continuation of an Event of Default, the Second Lien Collateral Agent may take any such action if it shall deem such action advisable in the best interest of the Secured Parties and all expenses reasonably incurred in connection therewith shall be part of the Secured Obligations. For the avoidance of doubt, the Second Lien Collateral Agent shall not be liable for any loss, reduction or diminution in value of the Pledged Collateral in its possession; provided that the Second Lien Collateral Agent has exercised reasonable care in the custody and preservation of such Pledged Collateral in accordance with this Section.

(c) The Second Lien Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) If any item of Pledged Collateral also constitutes collateral granted to the Second Lien Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Second Lien Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

(e) Anything herein contained to the contrary notwithstanding, each Pledgor shall remain liable under each of the underlying contracts to which such Pledgor is a party to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed.

(f) The Second Lien Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Second Lien Collateral Agent. Nor shall the Second Lien Collateral Agent be responsible for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Pledgors to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral (except the obligation to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession).

(g) The Second Lien Collateral Agent shall be under no obligation to exercise any of its rights or powers vested in it by this Agreement, at the request, order or direction of any Holders, pursuant to the provisions of this Agreement, unless such Holders shall have offered to the Second Lien Collateral Agent reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities (including, without limitation, attorneys’ fees) which might be incurred therein or thereby, in accordance with the provisions of the Indenture.

(h) In the event that the Second Lien Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any duty for the benefit of another, which in the Second Lien Collateral Agent’s sole discretion may cause it to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause it to incur liability under CERCLA or any other federal, state or local law, the Second Lien Collateral Agent reserves the right, instead of taking such action, to either resign as Second Lien Collateral Agent or arrange for the transfer of the title or control of the asset to a court-appointed receiver. The Second Lien Collateral Agent shall not be liable to any Person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Second Lien Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment. If at any time it is necessary or advisable for any Real Property to be possessed, owned, operated or managed by any Person (including the Second Lien Collateral Agent), the Holders of not less than a majority in aggregate principal amount of the outstanding Notes shall direct the Second Lien Collateral Agent to appoint an appropriately qualified Person (excluding the Second Lien Collateral Agent) who such Holders shall designate to possess, own, operate or manage, as the case may be, such Real Property. The powers conferred on the Second Lien Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral for the benefit of the Secured Parties and shall not impose any duty on the Second Lien Collateral Agent or any of its designated agents to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, and except to the extent of any duties imposed by law that have not been effectively waived hereunder, the Second Lien Collateral Agent shall have no duty with respect to any Pledged Collateral and no provision of this Agreement shall be interpreted as giving rise to any implied duties or obligations on the part of the Second Lien Collateral Agent

(i) In acting under and by virtue of this Agreement, the Second Lien Collateral Agent shall have all of the rights, protections and immunities granted to the Second Lien Collateral Agent and the Trustee under the Indenture (including but not limited to the right to be indemnified under Sections 7.07 and 10.01 thereof), and all such rights, protections and immunities are incorporated by reference herein, mutatis mutandis.

SECTION 11.2. Second Lien Collateral Agent May Perform; Second Lien Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Second Lien Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Second Lien Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture. Any and all amounts so expended by the Second Lien Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 7.07 of the Indenture. Neither the provisions of this Section 11.2 nor any action taken by the Second Lien Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Second Lien Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Second Lien Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Security Documents which the Second Lien Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Second Lien Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, in the absence of gross negligence or willful misconduct on the part of such attorney.

SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Second Lien Collateral Agent hereunder, to the benefit of the Second Lien Collateral

Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture or any Additional Pari Passu Agreement, as applicable. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4. Termination; Release. When all the Secured Obligations have been paid in full, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Indenture or the Intercreditor Agreement, the Second Lien Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Second Lien Collateral Agent except as to the fact that the Second Lien Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Second Lien Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

The Liens on the Pledged Collateral securing the Notes Obligations will be released, in whole or in part, as provided in Section 12.03 of the Indenture.

The Liens on the Pledged Collateral securing Additional Pari Passu Obligations of any series will be released, in whole or in part, as provided in the Additional Pari Passu Agreement governing such obligations.

SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and each Additional Pari Passu Agreement (if any) and unless in writing and signed by each of the parties hereto and in compliance with the terms of the Intercreditor Agreement. The Second Lien Collateral Agent shall be entitled to receive an Opinion of Counsel and Officer’s Certificate stating that such amendment, modification, supplement or waiver is authorized or permitted by the Indenture, this Agreement, the Intercreditor Agreement and any Additional Pari Passu Agreement, and that all conditions precedent to the execution of such have been satisfied. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations (including any Additional Pari Passu Agreement), no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6. Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Issuers set forth in the Indenture, as to the Second Lien Collateral Agent, addressed to it at the address set forth in the Indenture, and as to any Additional Pari Passu Agent, addressed to it as the address set forth in the applicable Additional Pari Passu Joinder Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 11.6. In addition to the foregoing, the Second Lien Collateral Agent shall have the benefits accorded to the Trustee in Section 13.02 of the Indenture.

SECTION 11.7. Governing Law; Waiver of Jury Trial. Sections 13.08 and 13.09 of the Indenture are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Pledged Collateral or any part thereof.

SECTION 11.12. No Claims Against Second Lien Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Second Lien Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Second Lien Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13. No Release. Nothing set forth in this Agreement, nor the exercise by the Second Lien Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Second Lien Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Second Lien Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or any Additional Pari Passu Agreement, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Second Lien Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Second Lien Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture, the other Security Documents and any Additional Pari Passu Agreement.

SECTION 11.14. Additional Pari Passu Obligations. On or after the Issue Date, the Issuers may from time to time designate Other Second Lien Obligations as Additional Pari Passu Obligations by delivering to the Second Lien Collateral Agent, the Trustee and each Additional Pari Passu Agent (a) a certificate signed by an Officer of each Issuer (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Other Second Lien Obligations” and “Additional Pari Passu Obligations” for purposes hereof (such obligations being referred to herein as “Additional Pari Passu Obligations”), (ii) representing that such designations comply with the terms of the Indenture and each then existing Additional Pari Passu Agreement, (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee) and (iv) stating that the Pledgors have complied with their obligations under Section 3.4; (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Exhibit 7 hereto); (c) an Officer’s Certificate to the effect that the designation of such obligations as “Other Second Lien Obligations” and “Additional Pari Passu Obligations” does not violate the terms of the Indenture or any then existing Additional Pari Passu Agreement (upon which the Second Lien Collateral Agent may conclusively and exclusively rely); and (d) evidence that the Additional Pari Passu Agent for the applicable series of Additional Pari Passu Obligations has entered into an agency agreement with the Second Lien Collateral Agent that is acceptable to the Second Lien Collateral Agent, acting in its sole discretion.

Notwithstanding the delivery of the Additional Pari Passu Joinder Agreement set forth above, the Second Lien Collateral Agent shall not be obligated to act as Second Lien Collateral Agent for any New Secured Parties (as such term is defined in Exhibit 7 hereto) whatsoever or to execute any document whatsoever (including any agency agreement) if in the sole judgment of the Second Lien Collateral Agent doing so would impose, purport to impose or might reasonably be expected to impose upon the Second Lien Collateral Agent any obligation or liability for which the Second Lien Collateral Agent is not in its sole discretion fully protected. In no event shall the Second Lien Collateral Agent be subject to any document that it has not executed. An Additional Pari Passu Joinder Agreement shall not be effective until it has been accepted in writing by the Second Lien Collateral Agent.

SECTION 11.15. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Indenture, any Additional Pari Passu Agreement or any Security Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any Additional Pari Passu Agreement or any Security Document, or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture, any Additional Pari Passu Agreement or any Security Document, or any other agreement or instrument relating thereto, except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Second Lien Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

DYNACAST INTERNATIONAL LLC, as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST FINANCE INC., as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST INTERNATIONAL INC., as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

KDI ACQUISITION LLC, as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST US 1 LLC, as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST US HOLDINGS, INC., as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST INC., as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST MFG. INC., as Pledgor

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

UNION BANK, N.A., as Second Lien Collateral Agent

By:	/s/ Hugo Gindraux
Name: Hugo Gindraux
Title: Vice President

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Second Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of July 19, 2011, made by DYNACAST INTERNATIONAL LLC, a Delaware limited liability company (the “Company”), DYNACAST FINANCE INC., a Delaware corporation (the “Co-Issuer”, and together with the Company, the “Issuers”), and the Guarantors party thereto in favor of UNION BANK, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Second Lien Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Second Lien Collateral Agent and confirmed under the Security Agreement with respect to the applicable Securities Collateral, (iii) agrees that it will comply with instructions of the Second Lien Collateral Agent with respect to the applicable Securities Collateral (including all Equity Interests of the undersigned) without further consent by the applicable Pledgor, (iv) agrees to notify the Second Lien Collateral Agent upon obtaining knowledge of any interest (other than nonconsensual Permitted Liens) in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Second Lien Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Second Lien Collateral Agent or its nominee or the exercise of voting rights by the Second Lien Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

Notwithstanding anything herein to the contrary, the lien and security interest created by this Agreement on the property described herein is junior and subordinate, in accordance with the provisions of the Intercreditor Agreement, dated as of July 19, 2011, among JPMorgan Chase Bank, N.A., in its capacity as First Lien Collateral Agent, Union Bank, N.A., in its capacity as Second Lien Agent, the Issuers and the other Pledgors referred to therein, as amended from time to time, to the lien and security interest on such property created by any First Lien Loan Documents now or hereafter granted to the First Lien Collateral Agent in such property.

This Securities Pledge Amendment, dated as of [            ], 20__, is delivered pursuant to Section 5.1 of the Second Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Security Agreement), dated as of July 19, 2011, made by DYNACAST INTERNATIONAL LLC, a Delaware limited liability company (the “Company”), DYNACAST FINANCE INC., a Delaware corporation (the “Co-Issuer”, and together with the Company, the “Issuers”), and the Guarantors party thereto in favor of UNION BANK, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Second Lien Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Second Lien Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ], as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

UNION BANK, N.A., as Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

_______________________

_______________________

_______________________

_______________________

Ladies and Gentlemen:

Reference is made to the Second Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Security Agreement), dated as of July 19, 2011, made by DYNACAST INTERNATIONAL LLC, a Delaware limited liability company (the “Company”), DYNACAST FINANCE INC., a Delaware corporation (the “Co-Issuer”, and together with the Company, the “Issuers”), and the Guarantors party thereto in favor of UNION BANK, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Second Lien Collateral Agent”).

This Joinder Agreement supplements the Second Lien Security Agreement and is delivered by the undersigned, [                ] (the “New Pledgor”), pursuant to Section 3.5 of the Second Lien Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Second Lien Security Agreement by all of the terms, covenants and conditions set forth in the Second Lien Security Agreement to the same extent that it would have been bound if it had been a signatory to the Second Lien Security Agreement on the date of the Second Lien Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Second Lien Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder.

Annexed hereto are supplements to each of the schedules to the Second Lien Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Second Lien Security Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

UNION BANK, N.A., as Second Lien Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 4

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [            ], 2011, by [                ] and [                ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UNION BANK, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Second Lien Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Second Lien Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Second Lien Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Second Lien Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Second Lien Security Agreement, the provisions of the Second Lien Security Agreement shall control unless the Second Lien Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Second Lien Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

Notwithstanding anything herein to the contrary, the lien and security interest created by this Agreement on the property described herein is junior and subordinate, in accordance with the provisions of the Intercreditor Agreement, dated as of July 19, 2011, among JPMorgan Chase Bank, N.A., in its capacity as First Lien Collateral Agent, Union Bank, N.A., in its capacity as Second Lien Agent, the Issuers and the other Pledgors referred to therein, as amended from time to time, to the lien and security interest on such property created by any First Lien Loan Documents now or hereafter granted to the First Lien Collateral Agent in such property.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

UNION BANK, N.A., as Second Lien Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

EXHIBIT 5

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [            ], 2011, by [                ] and [                ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UNION BANK, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Second Lien Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Second Lien Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Second Lien Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Second Lien Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Second Lien Security Agreement, the provisions of the Second Lien Security Agreement shall control unless the Second Lien Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Second Lien Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

Notwithstanding anything herein to the contrary, the lien and security interest created by this Agreement on the property described herein is junior and subordinate, in accordance with the provisions of the Intercreditor Agreement, dated as of July 19, 2011, among JPMorgan Chase Bank, N.A., in its capacity as First Lien Collateral Agent, Union Bank, N.A., in its capacity as Second Lien Agent, the Issuers and the other Pledgors referred to therein, as amended from time to time, to the lien and security interest on such property created by any First Lien Loan Documents now or hereafter granted to the First Lien Collateral Agent in such property.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

UNION BANK, N.A., as Second Lien Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT 6

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [                ], 2011, by [                ] and [                ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UNION BANK, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Second Lien Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Second Lien Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Second Lien Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Second Lien Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Second Lien Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Second Lien Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Second Lien Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Second Lien Security Agreement shall control unless the Second Lien Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Second Lien Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

Notwithstanding anything herein to the contrary, the lien and security interest created by this Agreement on the property described herein is junior and subordinate, in accordance with the provisions of the Intercreditor Agreement, dated as of July 19, 2011, among JPMorgan Chase Bank, N.A., in its capacity as First Lien Collateral Agent, Union Bank, N.A., in its capacity as Second Lien Agent, the Issuers and the other Pledgors referred to therein, as amended from time to time, to the lien and security interest on such property created by any First Lien Loan Documents now or hereafter granted to the First Lien Collateral Agent in such property.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

UNION BANK, N.A., as Second Lien Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

EXHIBIT 7

[Form of]

ADDITIONAL PARI PASSU JOINDER AGREEMENT

The undersigned is the agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Second Lien Security Agreement, dated as of July 19, 2011 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)), among Dynacast International LLC, Dynacast Finance Inc., the other Pledgors party thereto and Union Bank, N.A., as Second Lien Collateral Agent (the “Agent”), and the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Additional Pari Passu Agent identified below has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties thereunder;

(ii) acknowledges that the New Secured Parties have received a copy of the Security Agreement;

(iii) irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Security Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Security Agreement.

[name and address of Additional Pari Passu Agent]

The name and address of the Additional Pari Passu Agent for purposes of Section 11.6 of the Security Agreement are as follows:

Section 13.08 of the Indenture is incorporated herein, mutatis mutandis, as if a part hereof.

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the _____ day of _________, 20__.

[NAME]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

The Second Lien Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement and agrees to act as Second Lien Collateral Agent for the New Secured Parties, subject to the terms of the [agency agreement, dated as of ________________].

Union Bank, N.A., as Second Lien Collateral Agent

By:
Name:
Title: